EXHIBIT 10.4

FORM OF AMENDMENT TO FINDERS AGREEMENT

THIS AMENDMENT TO FINDERS AGREEMENT (the “Amended Finders Agreement”) is made and entered into as of the 28th day of January, 2008 , between MediaReady, Inc., a Florida corporation (the “Company”) with its address at 888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, FL 33301 and Dragon Venture (Shanghai) Capital Management Co., Ltd., (the “Finder”), a company of limited liabilities formed under the laws of the Peoples Republic of China (the “PRC”) and amends that certain Finders Agreement between the parties executed on December 31, 2007.

WHEREAS, Section 2. Compensation shall be amended to read: Compensation. As compensation for its services, the Company shall issue to Finder 240,000 shares of its Series B Preferred Stock.

All other provisions of the Finders Agreement entered into amongst the parties hereto on December 31, 2007 shall remain in effect.

IN WITNESS WHEREOF, the parties have executed this Amended Finders Agreement effective as of the date first written above.

COMPANY

By:

Name:	V. Jeffrey Harrell

Its:	President

FINDER

By:

Name:	Lisheng Wang

Its:	CEO